SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                              ____________________


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of Earliest Event Reported) August 6, 2003




                          NATIONAL R.V. HOLDINGS, INC.
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             (Exact name of registrant as specified in its charter)

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                   Delaware                                     0-22268                           33-0371079
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         (State or other jurisdiction                    (Commission File No.)                 (I.R.S. Employer
               of incorporation)                                                             Identification No.)

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                            3411 N. PERRIS BOULEVARD
                            PERRIS, CALIFORNIA 92571
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              (Address of principal executive offices and zip code)


       Registrant's telephone number, including area code: (909) 943-6007

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Item 5.  Other Events.


     The Board of Directors of National RV Holdings, Inc. (the "Company") has appointed Bradley C. Albrechtsen, the Company's President and Chief Executive Officer, as President of the Company's National RV, Inc. division located in Perris, California. Mr. Albrechtsen succeeds National R.V., Inc. founder Wayne Mertes, 67, as President of the National R.V., Inc. subsidiary. Mr. Albrechtsen, a twelve-year veteran of the Company, will maintain his position as President and CEO of the Company while also assuming the day-to-day direction of National R.V., Inc.'s Perris facility.



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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

                                               NATIONAL R.V. HOLDINGS, INC.



                                               By:      /s/ Mark D. Andersen
                                                            Mark D. Andersen
                                                        Chief Financial Officer



Date:  August 6, 2003